Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, and any successor company thereto, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

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SIGNATURE OF PRINCIPAL:

In Witness Whereof I have hereunto signed my name on December 7, 2009.

/S/ KAREN A. TWITCHELL	Director
Karen A. Twitchell

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